Exhibit 10.22

CONVERTIBLE PROMISSORY NOTE

PURCHASE AGREEMENT

This Convertible Promissory Note Purchase Agreement (this “Agreement”) is entered into as of May 31, 2011, by and among AxoGen Corporation, a Delaware corporation (the “Company”) and the Persons listed on Schedule A attached hereto, as such Schedule A may be amended from time to time (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, wishes to purchase from the Company a convertible promissory note substantially in the form attached hereto as Exhibit A (each a “Note” and collectively, the “Notes”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1. Sale and Purchase of Notes.

1.1 Initial Tranche & Second Tranche.

(a) Initial Tranche Issuance and Sale. On the date hereof on the terms and subject to the conditions set forth herein, at the Initial Tranche Closing (as defined below), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company a Note in the principal amount set forth opposite such Purchaser’s name under Column A on Schedule A attached hereto (the “Initial Tranche Notes” and such amount, the “Initial Tranche Purchase Price”). The Company’s agreement with each of the Purchasers is a separate agreement and the sale of Notes to each of the Purchasers is a separate sale.

(b) Second Tranche Issuance and Sale. On the earlier of (a) 90 days after the date of the Initial Tranche Closing and (b) receipt of all required shareholder approvals of LecTec Corporation (“LecTec”) approving the merger (“Merger”) between LT Acquisition Corp (“LT”) and the Company pursuant to the Agreement and Plan of Merger by and among LecTec, LT and the Company, or such earlier time agreed to by the Company and the Requisite Holders (the “Second Tranche Closing”), on the terms and subject to the conditions set forth herein, at the Second Tranche Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company a Note in the principal amount set forth opposite such Purchaser’s name under Column B on Schedule A attached hereto (the “Second Tranche Notes” and such amount, the “Second Tranche Purchase Price”). The Company’s agreement with each of the Purchasers is a separate agreement and the sale of Notes to each of the Purchasers is a separate sale.

1.2 Sales and Purchase of Notes. The aggregate principal amount of the Notes purchased by the Purchasers and issued by the Company at the Initial Tranche Closing shall be $2,500,000 and the aggregate principal amount of the Notes purchased by the Purchasers and issued by the Company at the Second Tranche Closing hereunder is $2,500,000 (collectively, the “Aggregate Principal Amount”). Both the Initial Tranche Notes and the Second Tranche Notes are subject to the terms and conditions of the Subordination Agreement by and among Oxford Finance Corporation, as Administration Agent of the Lenders set forth therein (the “Lenders”) dated as of even date herewith (the “Subordination Agreement”) in the form attached as Exhibit B.

1.3 Closing; Delivery. The closing of the sale and purchase of the Initial Tranche Notes under this Agreement (the “Initial Tranche Closing” and together with the Second Tranche Closing, the “Closings”) shall take place at the offices of Morgan, Lewis & Bockius, 1701 Market Street, Philadelphia, PA 19103 on the date hereof contemporaneously with the execution and delivery of this Agreement (such date, the “Closing Date”). At each of the Closings, on the terms and subject to the conditions hereof, the Company shall deliver to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Schedule A attached hereto for such Closing, in each case, against payment of the aggregate consideration therefor as set forth on Schedule A attached hereto in the form of immediately available federal funds, certified or official bank check and/or by another method acceptable to the Company. In addition, each Purchaser who is not already a signatory to a Subordination Agreement with the Lenders shall execute the Subordination Agreement (at or prior to the first Closing in which such Purchaser participates).

2. Representations of the Company. As a material inducement to the Purchasers to enter into this Agreement and consummate the transactions contemplated hereby, including, without limitation, to purchase the Notes, the Company hereby represents and warrants to each of the Purchasers as follows:

2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

2.2 The Company has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and the Notes and has taken all necessary corporate action to authorize such execution, delivery and performance.

2.3 This Agreement and the Notes constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.4 The execution, delivery and performance of this Agreement and the Notes will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Company, (ii) violate or contravene any provision of the Certificate of Incorporation or bylaws of the Company, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The Company is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Company.

2.5 No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Company to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Note, except for filings pursuant to Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

2.6 There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Company, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Company or on the ability of the Company to perform its obligations hereunder.

2.7 The Company is not obligated on any indebtedness or contingent obligation on for borrowed money except pursuant to (i) that certain Convertible Promissory Note and Warrant Purchase Agreement, dated June 11, 2010, as amended to date, (ii) that certain Loan and Security Agreement dated as of April 21, 2008, as amended to date and (iii) the Secured Convertible Promissory Note issued to LecTec dated May 3, 2011.

3. Representations of Purchasers; Further Limitations on Disposition.

3.1 Investment Representations. As a material inducement to the Company to enter into this Agreement and consummate the transactions contemplated hereby, including, without limitation, to sell the Notes to the Purchasers, each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:

(a) The Notes, shares of Preferred Stock or Common Stock issuable upon conversion of the Notes (as applicable), and the shares of Common Stock of the Company issuable upon conversion of such shares of Preferred Stock (if applicable) (collectively the “Securities”) are and will be acquired by each Purchaser for such Purchaser’s own account for purposes of investment, not as a nominee or agent, and not with a view to or in connection with the distribution or resale of all or any part thereof, and that such Purchaser does not have any (i) present intention of selling, transferring granting any participation in, or otherwise distributing the same, or (ii) contract, undertaking, agreement or arrangement with any Person to sell, transfer, grant any participation in or otherwise distribute all or any part of the Securities;

(b) The Purchaser understands that the Securities will not be registered under the Securities Act or applicable state securities laws, by reason of specific exemptions therefrom, which exemptions depend upon, among other things, Purchaser’s representations set forth herein and such Purchaser understands that no public market now exists for the Securities and that the Company has made no assurances that a public market will ever exist for the Securities;

(c) The Purchaser (i) has sufficient knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities; (ii) is an investor in securities of companies in the development stage such as the Company; (iii) is able to protect its interests and fend for itself in the transactions contemplated by this Agreement; and (iv) has the ability to bear the economic risks of its investment;

(d) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

(e) The Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, each Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

(f) The Purchaser has satisfied itself as to the full observance by it of the laws of its jurisdiction in connection with the purchase of the Securities including the tax consequences, if any, which may be relevant to the acquisition, holding, conversion, sale or transfer of the Securities;

(g) The Purchaser has all requisite power and authority to enter into this Agreement, the Notes, the Security Agreement by and among the Company, LecTec, as collateral agent for the Investors, and the other Investors (as defined therein) dated May 3, 2011 (the “Security Agreement”) and the Subordination Agreement (collectively, the “Transaction Documents”) and perform its obligations hereunder, and this Agreement constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies; and

(h) The Purchaser represents that the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon. With respect to tax considerations involved in the investment, the Purchaser is not relying on the Company.

3.2 Further Limitations on Disposition.

(a) Without in any way limiting the representations set forth in Section 3.1 hereof, each Purchaser hereby further agrees not to make any sale, transfer or other disposition of all or any portion of the Securities unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed sale, transfer or other disposition and such sale, transfer or other disposition is made in accordance with such registration statement;

(ii) (A) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such sale, transfer or other disposition will not require registration of such shares under the Securities Act, provided, however, that the Company will not require such an opinion of counsel for transactions made pursuant to Rule 144, as currently in existence, except in unusual circumstances; or

(iii) The submission to the Company of such other evidence, as may be satisfactory to the Company, that such proposed sale, transfer or other disposition will not be in violation of the Securities Act and any applicable state securities laws or regulations.

(b) Notwithstanding the provisions of subsection (a) immediately above, no such registration statement or opinion of counsel shall be required for a transfer to (i) any affiliate of such Purchaser as defined under Rule 144 of the Securities Act; (ii) Purchaser’s partners, stockholders, members or other equity holders; (iii) any immediate family member of a Purchaser; (iv) Purchaser’s executors or legal representatives; or (v) trustees of an inter-vivos trust or testamentary trust for the benefit of members of a Purchaser’s immediate family, provided that, in the case of the foregoing clauses (i) through (v), the transferee makes in writing the representations and warranties in favor of the Company contained in, and agrees in writing to the terms of, Section 3 hereof as if such transferee were the original Purchaser hereunder, all in form and substance reasonably satisfactory to the Company.

(c) Each Purchaser understands and agrees that any sale, transfer or other disposition of all or any portion of the Securities in violation of the provisions of this Section 3.2 shall be null and void and prohibited, and that the Company shall not be required to recognize the same on its books and records any such purported sale, transfer or other disposition.

3.3 Legends. It is understood that the certificates evidencing the Securities may bear the following legends, as applicable:

(a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES ACTS; OR (ii) UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF COUNSEL, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE, AS MAY BE SATISFACTORY TO THE COMPANY, THAT SUCH PROPOSED SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES ACTS.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS AND DESIGNATIONS, AND THE RELATIVE PREFERENCES AND RIGHTS, OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE RELATIVE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT (COPIES OF WHICH ARE ON FILE AT THE COMPANY’S OFFICES AND MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY), AMONG THE COMPANY AND THE STOCKHOLDERS NAMED THEREIN, AS AMENDED AND/OR RESTATED FROM TIME TO TIME. ANY PERSON OR ENTITY ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO

AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT.

(b) Any other legend required by the securities laws of states or other jurisdictions to the extent such laws are applicable to the securities represented by the instrument so legended.

3.4 Brokerage. Other than with respect to certain amounts due to Rockport Venture Securities, LLC upon the consummation of the Merger, there are no claims for and no Person is entitled to any brokerage commissions, finder’s fees or similar compensation from the Purchasers or based on any arrangement or agreement made by or on behalf of the Purchasers in connection with the transactions contemplated by this Agreement.

3.5 Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Schedule A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is located at the address or addresses of the Purchaser set forth on Schedule A.

4. Conditions to the Obligations of the Company. The obligations of the Company to sell the Notes to the Purchasers at each of the Closings are subject to fulfillment, or the waiver, of each of the following conditions on or before each of the Closings:

4.1 Securities Laws Approvals. The Company shall have received the requisite approvals for the sale by the Company of the Notes pursuant hereto, if any, of the federal and/or state securities authorities of each jurisdiction in which such approval is required to have been obtained prior to each Closing and such approvals shall be in full force and effect on the date of each Closing.

4.2 Payment of Purchase Price. In connection with each Closing, the Purchasers shall have delivered to the Company the purchase price for the Notes purchased in accordance with Section 1.2.

5. General Provisions.

5.1 Knowledge. For the purpose of this Agreement, the phrases “to the Company’s knowledge”, “the knowledge of the Company,” “the Company is not aware” or “known to the Company” or similar phrases shall mean the actual knowledge, after due inquiry of those persons who the Knowledge Officers (as defined below) have reason to believe are aware of the matter in question, and after reasonable investigation. For purposes of this Agreement, the term “Knowledge Officers” shall mean the following Company officers: Karen Zaderej and John P. Engels.

5.2 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

5.3 Amendment and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by both the Company and LecTec and the holders of a majority of the then outstanding principal under the Notes purchased under this Agreement, excluding the Notes held by LecTec (the “Requisite Holders”; such consent, the “Requisite Consent”). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Any amendment, waiver or consent affected in accordance with this section shall be binding on all Purchasers, notwithstanding that all Purchasers have not executed such amendment, waiver or consent.

5.4 Assignment. This Agreement shall bind and benefit the parties hereto and the respective successors, permitted assigns, heirs, executors and administrators of the parties. Notwithstanding the foregoing, the Company may not assign or otherwise transfer this Agreement without the prior written consent of a Requisite Consent, except for assignments or transfers in connection to a sale, merger or change in control of the Company. The rights of each Purchaser under this Agreement may not be assigned without the prior written consent of the Company, except for transfers to affiliates, successors or partners of a Purchaser. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.5 Headings. The headings in this Agreement are used for convenience only and are not to be considered in construing or interpreting any provision of this Agreement.

5.6 Governing Law; Jurisdiction; Jury Waiver. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, excluding the choice of law rules thereof. The parties hereby irrevocably consent to the personal jurisdiction of the Federal and State courts located in Delaware, and waive any defense based upon improper venue, inconvenient venue or lack of personal jurisdiction. Each party hereto waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents.

5.7 Notices. Any notice, demand, request or delivery required or permitted to be given by the Company or the Purchasers pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or when sent by facsimile transmission and confirmed by telephone or electronic transmission report, if sent during normal business hours, if not then the following business day (with a hard copy to follow by mail), (ii) on the next business day after timely delivery to a generally recognized receipted overnight courier (such as UPS or Federal Express) and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the party at such party’s address as set forth below or as subsequently modified by written notice delivered as provided herein.

If to the Company:

AxoGen Corporation

13859 Progress Blvd., Suite 100

Alachua, FL 32615

Attention: President

Facsimile: (386) 462-6801

With a copy to:

Morgan Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103

Attention: Fahd M.T. Riaz

Facsimile: (215) 963-5001

If to the Purchasers:

As set forth on Schedule A.

5.8 Expenses. Each party shall pay all of its own costs and expenses that it incurs with respect to the Closing and the performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the other Transaction Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.9 Confidentiality. Each Purchaser hereby agrees that, except with the prior written consent of the Company and except as reasonably required by such Purchaser in communications with its respective partners and affiliates with respect to financial and business performance data, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the Company to which such Purchaser has been or shall become privy by reason of this Agreement or the other Transaction Documents, discussions or negotiations relating to this Agreement or the other Transaction Documents, the performance of its obligations hereunder or the ownership of the Notes. The provisions of this Section 5.9 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any one or more Purchasers.

5.10 Counterparts; Effectiveness; Execution by Facsimile Exchange.

(a) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

(b) This Agreement shall not be or become effective unless it shall have been executed and delivered by all of the parties hereto.

(c) This Agreement may be executed and delivered by any party hereto by facsimile, following which the party which so executed and delivered this Agreement by facsimile shall promptly send an original executed counterpart to the other parties hereto or their respective counsel.

5.11 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.12 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice-versa.

5.13 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5.14 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and the Purchasers.

5.15 Survival of Representations and Warranties and Covenants. The representations, warranties and covenants of the parties contained herein shall survive the Closing and any transfer or disposition of the Notes and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

5.16 California Securities Law Disclaimer

THE SALE OF THE SECURITIES HEREUNDER HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE, OR APPLICABLE PROVISIONS OF THE SECURITIES LAWS OF CALIFORNIA OR ANY OTHER STATE.

[Remainder of Page Intentionally Left Blank]

The parties hereto have executed this Convertible Note Purchase Agreement as of the day and year first set forth above.

THE COMPANY:	AXOGEN CORPORATION

	By:	/s/ Karen Zaderej
Name: Karen Zaderej
Title: CEO

PURCHASERS:	LECTEC CORPORATION

	By:	/s/ Gregory G. Freitag
Name: Gregory G. Freitag
Title: Chief Executive Officer

CHP II, L.P.

	By:	CHP II Management, LLC
	Its:	General Partner

	By:	/s/ John J. Park
Name: John J. Park
Title: Managing Member

AMV PARTNERS I, L.P.

	By:	Accuitive Medical Ventures, LLC
	Its:	General Partner

	By:	/s/ Gerard van Hamel Platerink
Name: Gerard van Hamel Platerink
Title: Managing Director

SPRINGBOARD CAPITAL II, LLC

	By:	Springboard Capital Management, Inc.

	By:	/s/ Alan W. Rossiter
Name: Alan W. Rossiter
Title: President

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

DE NOVO VENTURES II, L.P.

By:	De Novo Management II, L.L.C.
Its:	General Partner

By:	/s/ Joseph Mandato
Name: Joseph Mandato
Title: Managing Director

JAM MARK 3:1, LP
JAM Mark 3:1 GP, LLC, its general partner

By:	/s/ John A. McCallum
Name: John A. McCallum
Title: Manager

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

PURCHASERS (cont’d):

John F. Harper
(Name of Purchaser)

/s/ John F. Harper
(Signature)

Director
(Name and title of signatory, if applicable)

Date: 5/27/11

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Tucker Johnson
(Name of Purchaser)

/s/ Tucker Johnson
(Signature)

(Name and title of signatory, if applicable)

Date:

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Karen Zaderej
(Name of Purchaser)

/s/ Karen Zaderej
(Signature)

(Name and title of signatory, if applicable)

Date:	May 31, 2011

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Steven Gold
(Name of Purchaser)

/s/ Steven Gold
(Signature)

(Name and title of signatory, if applicable)

Date:	5/29/11

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

PURCHASERS (cont’d):

MJSK Ltd.
(Name of Purchaser)

/s/ Steven Gold
(Signature)

Steven Gold Counsel/Administrator
(Name and title of signatory, if applicable)

Date:	5/29/11

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Janice Gold
(Name of Purchaser)

/s/ Janice Gold
(Signature)

(Name and title of signatory, if applicable)

Date:	5/29/11

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT]

SCHEDULE A

SCHEDULE OF PURCHASERS

	Column A	Column B	Column C
Name and Residence Address or Principal Place of Business of Purchaser[1]	Initial Tranche Principal Amount of Note ($2,000,000)	Second Tranche Principal Amount of Note ($2,000,000)	Aggregate Consideration ($5,000,000)
LecTec Corporation	$2,000,000	$2,000,000	$4,000,000
1407 South Kings Highway Texarkana, TX 75501 Attention: Greg Freitag Facsimile:

CHP II, L.P.	$50,000	$50,000	$100,000
230 Nassau Street Princeton, NJ 08542 Attention: Charles G. Hadley Facsimile: (609) 683-0174

AMV Partners I, L.P.	$75,000	$75,000	$150,000
2750 Premiere Parkway Suite 200 Duluth, GA 30097 Attention: Gerard van Hamel Platerink Facsimile: (678) 417-7325

Springboard Capital II, LLC	$125,000	$125,000	$250,000
4905 Belfort Road, Suite 110 Jacksonville, FL 32256 Attention: Alan W. Rossiter Facsimile: (904) 332-9925

[1]	A copy of any notice to JAM shall be provided to DuBois, Bryant & Campbell, L.L.P., 700 Lavaca Street, Suite 1300, Austin, Texas 78701, Attention: Bryan Lee, Esq., Facsimile (512) 457-8008.

De Novo Ventures II, L.P.	$125,000	$125,000	$250,000
400 Hamilton Ave., Suite 300 Palo Alto, CA 94301 Attn: Joe Mandato Facsimile: (650) 329-1315

JAM Mark 3:1, LP 16 Boardwalk Plaza Saint Simons Island, Georgia 31522 Attention: John A. McCallum Facsimile:	$25,000	$25,000	$50,000

Steven Gold PO BOX 713 Philadelphia, PA 19106-3728 Facsimile:	$12,500	$12,500	$25,000

Janice Gold	$12,500	$12,500	$25,000

MJSK, Ltd. PO BOX 69 Alachua FL 32616 Attention: Steve Gold Facsimile:	$12,500	$12,500	$25,000

John Harper	$25,000	$25,000	$50,000

Karen Zaderj	$12,500	$12,500	$25,000

Tucker Johnson	$25,000	$25,000	$50,000

Total	$2,500,000	$2,500,000	$5,000,000

EXHIBIT A

Form of Note

THE SECURITIES REPRESENTED BY THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES ACTS; OR (II) UPON THE ISSUANCE TO THE ISSUER OF AN OPINION OF COUNSEL, OR THE SUBMISSION TO THE ISSUER OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY, THAT SUCH PROPOSED SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES ACTS.

THIS CONVERTIBLE PROMISSORY NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) IS SUBJECT TO THE CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT BY AND AMONG AXOGEN CORPORATION AND THE PURCHASERS LISTED ON SCHEDULE A THERETO DATED MAY         , 2011 AND THE SUBORDINATION AGREEMENT (THE “SUBORDINATION AGREEMENT”) BY AND AMONG LECTEC CORPORATION, AXOGEN CORPORATION, OXFORD FINANCE LLC (AS SUCCESSOR IN INTEREST TO OXFORD FINANCE CORPORATION), IN ITS CAPACITY AS AGENT AND AS A LENDER AND ATEL VENTURES, INC., AS A LENDER, DATED AS OF APRIL 29, 2011. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE

(the “Note”)

$	Issue Date: , 2011

For value received AXOGEN CORPORATION, a Delaware corporation (the “Company”) promises to pay to             [,a             corporation] (together with its successors and assigns, the “Holder”), at                             , or at such other address as the holder hereof may from time to time designate in writing, the principal sum of $            , or such lesser amount as shall be equal to the outstanding principal amount hereof (the “Principal Amount”), together with all accrued and unpaid interest thereon, upon the terms and conditions specified below. This Note is one of a series of similar notes (collectively, the “Notes”) issued pursuant to that certain Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”), dated as of             , 2011, by and among the Company and the parties listed on Schedule A attached thereto (collectively, the “Lenders”). Additional rights of the Lender are set forth in the Purchase Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the Purchase Agreement.

So long as any portion of this Note remains outstanding and unpaid, the Company will comply with the following provisions to which this Note is subject and by which it is governed:

1. Interest. Interest shall accrue on the principal outstanding from time to time, commencing from the Issue Date of this Note and continuing until repayment of this Note in full, at a rate equal to eight percent (8%) per annum. Upon an Event of Default (as defined below), this Note will bear interest at a default rate of interest equal to the sum of the interest rate set forth in the immediately preceding sentence plus an additional two percent (2%) per annum (collectively, “Default Interest”). Interest shall be payable on the Conversion Date or Maturity Date (as defined below), provided that Default Interest shall be payable on demand. Interest shall accrue on the basis of actual days elapsed in a year consisting of 360 days. Notwithstanding anything herein to the contrary, if during any period for which interest is computed under this Note, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), the Company’s obligations hereunder shall, automatically and retroactively, be deemed reduced to the Highest Lawful Rate, and during any such period the interest payable under this Note shall be computed on the basis of the Highest Lawful Rate. In the event the Holder receives as interest an amount which would exceed the Highest Lawful Rate, then the amount of any excess interest shall not be applied to the payment of interest hereunder, but shall be applied to the reduction of the unpaid principal balance due hereunder. As used herein, “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be lawfully charged, contracted for, reserved, received or collected by the Holder in connection with this Note under applicable law.

2. Principal. All unpaid principal, together with any then unpaid and accrued interest and any other amounts payable hereunder, shall be due and payable on the earlier of (a) the Maturity Date (as defined below) or (b) when, upon the occurrence of an Event of Default, such amounts are declared due and payable by the Holder or made automatically due and payable, in each case, in accordance with the terms hereof. The “Maturity Date” shall mean the earlier of (i) June 30, 2013 or (ii) a Change in Control other than in connection with the Merger.

3. Payment Terms. Unless earlier converted, all payments of principal and interest shall be in lawful money of the United States of America. Payments under this Note shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal amount of this Note, together with all accrued and unpaid interest on the portion of principal so prepaid, may be made in whole or in part at any time without penalty.

4. Conversion.

(a) If the Company at any time prior to earlier of (i) this Note being paid in full or (ii) the effective time of the merger between LecTec Corporation, a Minnesota corporation (“LecTec:”), and the Company pursuant to the Agreement and Plan of

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Merger between such parties dated May         , 2011 (the “Merger”) sells equity securities, or debt with equity features other than pursuant to the Purchase Agreement, in each primarily for capital raising purposes (a “Financing”), the Holder, at its sole option, may convert all principal and accrued interest into common stock of the Company at a conversion price calculated based upon a valuation of the Company at fifteen million dollars prior to the Financing (the “Conversion Price” under a conversion pursuant to this Section 4(a)).

(b) If the Merger is completed prior to the Maturity Date, then the outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall immediately prior to the effective time of the Merger automatically convert into fully paid and nonassessable shares of common stock of the Company calculated based upon the total of the outstanding principal excluding interest under this Note being divided by $0.08796922 (the “Conversion Price” under a conversion pursuant to this Section 4(b)). 1 For clarity, upon such conversion no amounts shall be due to Holder, including, but not limited to, any accrued interest under this Note.

5. Mechanics of Conversion.

(a) Upon conversion of this Note, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the Holder agrees to indemnify the Company from any loss incurred by it in connection with this Note). The Company shall, as soon as practicable thereafter, cause to be issued and delivered to the Holder a certificate or certificates for the number of shares to which the Holder shall be entitled upon such conversion, including a check payable to the Holder for any cash amounts payable as described in Section 5(b).

(b) No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this Section 5, Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

6. Events of Acceleration. Upon the occurrence of any Event of Default and so long as any Event of Default is continuing, the Holder may, with the written consent of the Requisite Investors (as defined below), declare the entire unpaid balance of this Note, together with all accrued and unpaid interest on this Note, to be immediately due and payable prior to the Maturity Date (in the case of any occurrence of any of the events described in paragraphs (c) and (d) below, this Note shall become automatically due and payable, including unpaid interest accrued hereon, without notice or demand). In the event the Company fails to make any

[1]	This Section 4(b) shall not apply with respect to any Note issued to LecTec Corporation.

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payment of principal or accrued interest on this Note to Holder when due after demand is made in accordance herewith, Holder will be entitled to exercise all rights and remedies available to it without the consent or approval of any other party and the Company will reimburse Holder for its reasonable costs and expenses, including attorneys’ fees, incurred in connection with the enforcement of its rights under this Note. In addition to any other rights Holder may have under applicable laws, during an Event of Default, Holder shall have the right to set off the indebtedness evidenced by this Note against any other indebtedness of the Holder to the Company. For purposes of this Section 6, each of the following events will constitute an “Event of Default”:

(a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest payment or other payment required under the terms of this Note or the Security Agreement (as defined below) on the date due and such payment shall not have been made within five (5) days following the date when due.

(b) Failure to Comply. The Company shall fail to comply in any material respect with the terms, conditions and covenants of the Notes or the Security Agreement including, without limitation, any representation or warranty provided herein or pursuant to the Security Agreement is untrue or incorrect in any material respect as to Company.

(c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing.

(d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 90 days of commencement.

(e) Cross Default. A default (however denominated or defined) shall occur under any other indebtedness for borrowed money (not covered hereunder) of the Company, which shall not have been cured within applicable notice and grace periods and the holders thereof shall have accelerated payment of such indebtedness.

(f) Judgments. A final nonappealable judgment or order for the payment of money in excess of One Hundred Thousand dollars ($100,000) shall be rendered against

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the Company and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the Company’s property, if any and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within 30 days after issue or levy.

7. Change in Control; Closing Payment. For the purposes of this Note, a “Change in Control” shall be deemed to occur upon (i) the sale, lease, license or transfer, in a single transaction or a series of transactions, of all or substantially all of the Company’s assets; (ii) the sale or transfer, in a single transaction or a series of transactions, of 50% or more of the presently outstanding shares of capital stock of the Company other than pursuant to the Merger, or (iii) the issuance by the Company of stock, whether in one or more transactions, which individually or in the aggregate results in the ownership, following such transaction or transactions, by the present stockholders of the Company of less than 50% of the issued and outstanding shares of voting stock of the Company. In the event of a Change in Control prior to the consummation of the Merger, the Company shall pay to the Holder the outstanding principal balance under the Note and all accrued and unpaid interest hereunder, which payments shall be paid to the Holder on or before the closing of such Change in Control. Notwithstanding the foregoing, in no event shall a Change of Control result from a debt or equity financing where the purpose of such transaction is raising capital for the Company.

8. Security Agreement. This Note is secured pursuant to a Security Agreement by and between the Company, LecTec, as collateral agent for the Investors, the Holder and the other Investors dated concurrently herewith (as the same may be amended, restated or otherwise modified from time to time, the “Security Agreement”). The Company and the Holder acknowledge and agree that all references in the Security Agreement to the “Notes” shall refer to this Note and the other Notes, and that the term “Obligations” contained in the Security Agreement shall include all obligations arising under the Notes. The Company hereby represents that on and as of the date hereof and after giving effect to this Note all of the representations and warranties contained in the Security Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date.

9. No Stockholder Rights. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company.

10. Pari Passu Notes. The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to all other Secured Convertible Promissory Notes issued by the Company pursuant to the Purchase Agreement, as well as the Subordinated Secured Convertible Promissory Note issued to LecTec dated May 3, 2011 in the amount of $500,000 (collectively with this Note, the “Notes” and the holders of all Notes, the “Investors”). In the event the Holder receives payments in excess of its pro rata share of the Company’s payments to the Investors, then the Holder shall hold in trust all such excess payments for the benefit of the other Investors and shall pay such amounts held in trust to such other Investors upon demand by such Investors.

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11. Miscellaneous.

(a) Waivers. The Company hereby waives demand for payment, notice of dishonor, presentment, protest and notice of protest. No failure or delay on the part of the holder of this Note in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof of the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle the Company to any notice or demand in similar or other circumstances.

(b) Amendment. This Note may not be amended or modified, nor may any of its terms be waived, except by written instrument signed by the Company and the Requisite Investors, and then only to the extent set forth therein. “Requisite Investors” shall mean LecTec and Investors holding a majority of the principal indebtedness represented by the outstanding Notes (defined in Section 10), excluding the Notes held by LecTec.

(c) Binding; Successors and Assigns. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby, and this Note shall nevertheless be binding between the Company and the Holder. This Note shall be binding upon, inure to the benefit of and be enforceable by the Company, the Holder and their respective successors and assigns.

(d) Governing Law; Venue. The terms of this Note shall be construed and governed in all respects by the laws of the State of Delaware, without regard to principles of conflict of laws. Any and all disputes arising out of or related to this Note or the Security Agreement shall be adjudicated exclusively in the state or federal courts located in Delaware. Each of the parties hereto submits itself to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States located in such state in respect of all actions arising out of or in connection with the interpretation or enforcement of the Note, waives any argument that venue in such forums is not convenient and agrees that any actions initiated by either party hereto shall be appropriately venued in such forums.

(e) Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during the normal business hours of the recipient, if not, then on the next business day; (iii) one (1) business day after deposit with a nationally recognized overnight courier designating next business day delivery; or (iv) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All notices and other communications shall be sent to the address or facsimile number as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

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(f) Time of the Essence; Remedies. Time is of the essence of this Note. The rights and remedies under this Note are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Holder.

(g) Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note, the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms, and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that replaces the excluded provision and that most nearly effects the parties’ intent in entering into this Note.

(h) Entire Note. This Note and the Security Agreement constitute the full and entire understanding, promise and agreement between the Company and the Holder with respect to the subject matter hereof and thereof, and supersede, merge and render void every other prior written and/or oral understanding, promise or agreement between the Company and the Holder with respect to the subject matter hereof and thereof.

(i) Headings. Section headings are inserted herein for convenience only and do not form a part of this Note.

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IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

AXOGEN CORPORATION

By:
Name:
Title:

Address:

13859 Progress Blvd.

Suite 100

Alachua, Florida 32615

Attn:

Fax No.

Agreed to and Accepted:

[                    ]

By:
Name:
Title:

Address:

Attn:

Fax No.

[Signature page to Secured Convertible Promissory Note]

EXHIBIT B

Form of Subordination Agreement

This Subordination Agreement (this “Agreement”) is made as of April 29, 2011, by and among the undersigned (individually and collectively, “Creditor”), OXFORD FINANCE LLC, a Delaware limited liability company (as successor in interest to OXFORD FINANCE CORPORATION, a Delaware corporation) (“Oxford”) with its principal place of business located at 133 North Fairfax Street, Alexandria, Virginia 22314, in its capacity as Administrative Agent (as hereinafter defined), and as a Lender (as hereinafter defined) and ATEL VENTURES, INC., as a Lender (“ATEL”) (Oxford, ATEL and the Lenders party to the Loan Agreement shall be referred to collectively herein as the “Lenders”).

Recitals

A. Pursuant to a Loan and Security Agreement (such agreement as it may be amended from time to time, the “Loan Agreement”), dated as of April 21, 2008, among Oxford in its capacity as Agent for the Lenders (the “Administrative Agent”), the Lenders and AXOGEN CORPORATION, a Delaware corporation (“Borrower”), Borrower has requested and/or obtained certain loans or other credit accommodations from the Lenders which are or may be from time to time secured by assets and property of Borrower.

B. Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. In order to induce the Lenders to extend credit to Borrower and, at any time or from time to time, at the Lenders’ option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as the Lenders may deem advisable, Creditor is willing to subordinate: (i) all of Borrower’s indebtedness to Creditor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), plus any dividends and/or distributions or other payments pursuant to call, put, or conversion features in connection with equity securities of Borrower issued to or held by Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to Borrower’s indebtedness and obligations to the Administrative Agent and/or the Lenders under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement); and (ii) all of Creditor’s security interests, if any, to all security interests in the Borrower’s property in favor of the Administrative Agent and/or the Lenders.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Creditor hereby subordinates to Agent and the Lenders any security interest or lien that Creditor may have in any property of Borrower, including without limitation, the Collateral (as defined below). Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of the Administrative Agent and the Lenders, the lien and security interest of the Administrative Agent and the Lenders in any property of Borrower, whether now owned or hereafter acquired, including, without limitation, the “Collateral” as defined in the Loan Agreement (the “Collateral”), shall at all times be senior to the lien and security interest of Creditor.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to the Administrative Agent and the Lenders under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), whether now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).

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3. Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Subordinated Debt or any property of the Borrower, whether now owned or hereafter acquired, including, without limitation, the Collateral, nor will Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (i) the Senior Debt is fully paid in cash, and (ii) the Lenders have no commitment or obligation to lend any further funds to Borrower, and (iii) all financing agreements among the Administrative Agent and the Lenders and Borrower are terminated. Nothing in the foregoing paragraph shall prohibit Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower which do not have any call, put or other conversion features that would obligate Borrower to declare any dividends or pay any money (including the payment of any dividends or other distributions for so long as the Senior Debt remains outstanding) or deliver any other securities or consideration to the holder. Creditor hereby agrees that Borrower may not declare, pay or make such dividends, distributions or other payments to Creditor, and Creditor shall not accept any such dividends, distributions or other payments for so long as the Senior Debt remains outstanding.

4. Creditor shall hold in trust for the Administrative Agent and the Lenders and promptly deliver to the Administrative Agent in the form received (except for endorsement or assignment by Creditor where required by the Administrative Agent), for application to the Senior Debt, any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and the Administrative Agent’s and the Lenders’ claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.

6. Until the Senior Debt is fully paid in cash and Lenders’ arrangements to lend any funds to Borrower have been terminated, Creditor irrevocably appoints the Administrative Agent as Creditor’s attorney-in-fact, and grants to the Administrative Agent a power of attorney with full power of substitution, in the name of Creditor or in the name of the Administrative Agent and/or the Lenders, for the use and benefit of the Administrative Agent and the Lenders, without notice to Creditor, to perform at the Administrative Agent’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

(i) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if the Administrative Agent elects, in its sole discretion, to file such claim or claims;

(ii) To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor’s claims in respect of any Subordinated Debt in any manner that the Administrative Agent deems appropriate for the enforcement of its rights hereunder.

7. Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. Any financing statement filed by Creditor against Borrower shall contain the following text: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Oxford Finance Corporation, in its capacity as Administrative Agent, the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Oxford Finance Corporation and the Lenders identified therein in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and the security interest of Oxford Finance Corporation and the Lenders.” Administrative Agent is hereby authorized by Creditor to amend any financing statement filed by Creditor against Borrower that does not include such text to conform the financing statement to the requirements of this Section 7.

8. Neither the Borrower nor the Creditor may amend the terms of any Subordinated Debt without the prior written consent of the Administrative Agent and the Lenders. Without limiting the foregoing, no amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of any security interest or lien that Creditor may have in any property of Borrower. By way of

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example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. The Administrative Agent and the Lenders shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of any of the property or assets of the Borrower, including, without limitation, the Collateral, except in accordance with the terms of the Senior Debt. Upon written notice from the Administrative Agent of the Administrative Agent’s and the Lenders’ agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by the Administrative Agent and the Lenders (or by Borrower with consent of the Administrative Agent and the Lenders), Creditor shall be deemed to have also, automatically and simultaneously, released any lien or security interest on such Collateral, and Creditor shall upon written request by the Administrative Agent, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release any lien or security interest as required hereunder, Creditor hereby appoints the Administrative Agent as attorney in fact for Creditor with full power of substitution to release Creditor’s liens and security interests as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

9. All necessary action on the part of the Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of the Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by Creditor will not (i) result in any material violation or default of any term of any of the Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation.

10. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by the Administrative Agent or the Lenders for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to the Administrative Agent all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, the Administrative Agent and the Lenders may take such actions with respect to the Senior Debt as the Administrative Agent and the Lenders, in their sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect the Administrative Agent’s and the Lenders’ rights hereunder. Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Creditor agrees that it shall not assert any such defenses or rights.

11. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of the Administrative Agent and the Lenders. This Agreement shall remain effective until terminated in writing by the Administrative Agent. This Agreement is solely for the benefit of Creditor and the Administrative Agent and the Lenders and not for the benefit of Borrower or any other party. Creditor further agree that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if the Administrative Agent and/or the Lenders makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

12. Creditor hereby agrees to execute such documents and/or take such further action as the Administrative Agent and the Lenders may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the Administrative Agent.

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13. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles. Creditor and the Administrative Agent submit to the exclusive jurisdiction of the state and federal courts located in Delaware in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITOR AND ADMINISTRATIVE AGENT WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

15. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by the Administrative Agent, the Lenders or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and the Administrative Agent.

[Remainder of Page Intentionally Left Blank –

Signature Page(s) to Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“Creditor”	“Administrative Agent” and as a “Lender”

LECTEC CORPORATION	OXFORD FINANCE LLC, as successor in interest to OXFORD FINANCE CORPORATION

By:	By:
Name:	Name:
Title:	Title:

ATEL VENTURES, INC., as a Lender

By:
Name:
Title:

The undersigned approves of the terms of this Agreement.

“Borrower”

AXOGEN CORPORATION

By:
Name:
Title:

5